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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 3, 2001, which appears on page F-1 of the 2000 Annual Report to Shareholders of Advanced Technology Industries, Inc.


                                             /s/  Grassi & Co., CPAs, PC
                                             -----------------------------------
                                             GRASSI & CO., CPAs, P.C.


New York, New York
November 29, 2001